Exhibit 99.1
State Court Opioids Litigation Case Citations and Currently Scheduled Trial Dates
A.    Case Citations For Pending State Court Cases as of March 5, 2021
State of West Virginia ex rel. Morrisey v. Walmart, Inc., W. Va. Cir. Ct., Putnam Cty., 8/18/2020; City of Fernley v. Teva Pharm. USA, Inc., et al., Nev. Dist. Ct., Lyon Cty., 7/30/2020; City of W. Wendover v. Teva Pharm. USA, Inc., et al., Nev. Dist. Ct., Elko Cty., 7/30/2020; Churchill Cty. v. Teva Pharm. USA. Inc., et al., Nev. Dist. Ct., Churchill Cty., 7/29/2020; Carson City v. Teva Pharm. USA, Inc., et al., Nev. Dist. Ct., Carson City, 7/29/2020; Douglas Cty. v. Teva Pharm. USA, Inc., et al., Nev. Dist. Ct., Douglas Cty., 7/29/2020; City of Sparks v. Teva Pharm. USA, Inc., et al., Nev. Dist. Ct., Washoe Cty., 7/28/2020; Esmeralda Cty. v. Teva Pharm. USA Inc., et al., Nev. Dist. Ct., Esmeralda Cty.; Cty. of Chester v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 6th Jud. Cir., 7/28/2020; Cty. of Marlboro v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 4th Jud. Cir., 7/28/2020; Washoe Cty. v. Teva Pharm. USA, Inc., et al., Nev. Dist. Ct., Washoe Cty., 7/24/2020; Pulaski Cty., et al. v. Walmart Inc., et al., Ark. Cir. Ct., Jefferson Cty., 7/21/2020; Cty. Comm’rs of Grant Cty. v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 6/17/2020; Cty. Comm’n of Mineral Cty. v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 6/17/2020; Cty. Comm’n of Monroe Cty. v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 6/17/2020; Miss. Baptist Med. Ctr. Inc., et al. v. Amneal Pharm., LLC, et al., Miss. 1st Jud. Dist., Hinds Cty. Cir. Ct., 5/15/2020; City of Holly Springs v. Johnson & Johnson, et al., Miss. 3d Jud. Dist., Marshall Cty. Cir. Ct., 5/13/2020; City of Fairmont v. Allergan PLC, et al., W. Va. Cir. Ct., Kanawha Cty., 4/30/2020; Lester E. Cox Med. Ctrs., et al. v. Amneal Pharm. LLC, et al., Mo. Cir. Ct., Greene Cty., 4/14/2020; City of Beckley v. Allergan PLC, et al., W. Va Cir. Ct., Kanawha Cty., 3/3/2020; City of Kingston v. Teva Pharm. USA, Inc., et al., N.Y. Sup. Ct., Suffolk Cty., 2/27/2020; Mayor Elmer Ray Spence ex rel. Town of Delbarton v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Cty. Comm’n of Tucker Cty. v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Cty. Comm’n of Hardy Cty. v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor Sheila Kessler ex rel. Town of Matewan v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor Virginia Ann Martin ex rel. City of Mullens v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor Thomas Evans, Jr. ex rel. Town of Oceana v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Cty. Comm’n of Preston Cty. v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor Maureen Lasky-Setchell ex rel. City of Belington v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor Brian Billings ex rel. City of Point Pleasant v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor Gary A. Miller ex rel. Town of Junior v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor David Wood ex rel. City of Moundsville v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor Harold E. Miller ex rel. City of Weirton v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Cty. of Newberry v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 8th Jud. Cir., 12/13/2019; City of Clarksburg v. Allergan PLC, et al., W. Va. Cir. Ct., Kanawha Cty., 11/20/2019; City of Richwood v. Allergan PLC, et al., W. Va. Cir. Ct., Kanawha Cty., 11/20/2019; City of White Sulphur Springs v. Allergan PLC, et al., W. Va. Cir. Ct., Kanawha Cty., 11/20/2019; Cty. Bd. of Arlington Cty. v. Mallinckrodt PLC, et al., Va. Cir. Ct., Arlington Cty., 10/18/2019; Mobile Cty. Bd. of Health & Family Oriented Primary Health Care Clinic v. Sackler, et al., Ala. Cir. Ct., Mobile Cty., 10/15/2019; Pinal Cty. v. Actavis PLC, et al., Ariz. Super. Ct., Maricopa Cty., 9/25/2019; City of Prescott v. Allergan PLC, et al. Ariz. Super. Ct., Maricopa Cty., 9/23/2019; Fla. Health Scis. Ctr., Inc., et al. v. Sackler, et al., Fla. Cir. Ct., 17th Jud. Cir., Broward Cty., 9/16/2019; State of Mississippi v. Cardinal Health, Inc., et al., Miss. 1st Jud. Dist., Hinds Cty. Cir. Ct., 9/12/2019; DCH Health Care Auth. v. Purdue Pharma L.P., et al., Ala. Cir. Ct., Conecuh Cty., 9/3/2019; City of Myrtle Beach v. Purdue Pharma L.P., et al., S.C. Ct. Com. Pl., 15th Jud. Cir., 8/29/2019; State of South Dakota ex rel. Ravnsborg v. Purdue Pharma L.P., et al., S.D. Cir. Ct., 6th Jud. Cir., Hughes Cty., 8/27/2019; Town of Canton v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Chicopee v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Framingham v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Gloucester v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Haverhill v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Lynnfield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Natick v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Salem v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Springfield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Wakefield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Worcester v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Summerville v. Purdue Pharma L.P., et al., S.C. Ct. Com. Pl., 1st Jud. Cir., 8/23/2019; City of N. Las Vegas v. Purdue Pharma, L.P., et al., Nev. Dist. Ct., Clark Cty., 8/22/2019; City of Las Vegas v. Purdue Pharma, L.P., et al., Nev. Dist. Ct., Clark Cty., 8/22/2019; City of Henderson v. Purdue Pharma, L.P., et al., Nev. Dist. Ct., Clark Cty., 8/22/2019; Town of Mt. Pleasant v. Purdue Pharma L.P., et al., S.C. Ct. Com. Pl., 9th Jud. Cir., 8/16/2019; City of Charleston v. Purdue Pharma L.P., et al., S.C. Ct. Com. Pl., 9th Jud. Cir., 8/15/2019; Wasatch Cty. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Cache Cty., et al. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Sevier Cty., et al. v. Purdue Pharma L.P., et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Washington Cty., et al. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Uintah Cty., et al. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Tooele Cty. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Summit Cty. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Weber Cty. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Salt Lake Cty. v. Purdue Pharma L.P., et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; City of N. Charleston v. Purdue Pharma L.P., et al., S.C. Ct. Com. Pl., 9th Jud. Cir., 7/26/2019; Mayor Peggy Knotts Barney ex rel. City of Grafton v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 7/2/2019; Mayor Philip Bowers ex rel. City of Philippi v.

Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 7/2/2019; Kingman Hosp., Inc., et al. v. Purdue Pharma L.P., et al., Ariz. Super. Ct., Mohave Cty., 6/18/2019; Braxton Cty. Mem’l Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 6/7/2019; Williamson Mem’l Hosp., LLC v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 6/7/2019; Wetzel Cty. Hosp. Ass’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 6/7/2019; Princeton Cmty, Hosp. Ass’n, Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 6/7/2019; Grant Mem’l Hosp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 6/7/2019; Cmty. Health Ass’n d/b/a Jackson Gen. Hosp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 6/7/2019; State of Nevada ex. rel. Ford v. McKesson Corp., et al., Nev. Dist. Ct., Clark Cty., 6/1/2019; City of Yonkers v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/29/2019; Cty. of Saluda v. Rite Aid of S.C., Inc. et al., S.C. Ct. Com. Pl., 11th Jud. Cir., 5/20/2019; Cty. of Clarendon v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/20/2019; Cty. of Abbeville v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 8th Jud. Cir., 5/20/2019; Roane Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; City of Spencer v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Jackson Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; City of Ripley v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Town of Ravenswood v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Wood Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; City of Williamstown v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Wirt Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Town of Elizabeth v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Pleasants Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; City of St. Marys v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Ritchie Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Town of Harrisville v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Cty. of Beaufort v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/8/2019; Cty. of Bamberg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 2d Jud. Cir., 5/7/2019; Cty. of Barnwell v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 2d Jud. Cir., 5/7/2019; Cty. of Colleton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Fairfield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 6th Jud. Cir., 5/7/2019; Cty. of Allendale v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Hampton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Kershaw v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 5th Jud. Cir., 5/7/2019; Cty. of Jasper v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Lee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/7/2019; Cty. of Orangeburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 1st Jud. Cir., 5/7/2019; Cty. of Williamsburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/7/2019; Cty. of Chesterfield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 4th Jud. Cir., 5/7/2019; Cty. of Horry v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 15th Jud. Cir., 5/6/2019; City of Albany v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; City of Plattsburgh v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; City of Troy v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; City of Schenectady v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; Cty. of Lexington v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 11th Jud. Cir., 5/2/2019; Cty. of Marion v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 12th Jud. Cir., 5/2/2019; Cty. of Calhoun v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 1st Jud. Cir., 5/2/2019; Cty. of Dillon v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 4th Jud. Cir., 5/2/2019; Cty. of Lancaster v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 6th Jud. Cir., 5/2/2019; Cty. of Aiken v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 2d Jud. Cir., 5/2/2019; Cty. of Anderson v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 10th Jud. Cir., 5/1/2019; Cty. of Cherokee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 7th Jud. Cir., 5/1/2019; Cty. of Edgefield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 11th Jud. Cir., 5/1/2019; Cty. of Florence v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 12th Jud. Cir., 5/1/2019; Cty. of Greenville v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 13th Jud. Cir., 5/1/2019; Cty. of Greenwood v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 8th Jud. Cir., 5/1/2019; Cty. of Laurens v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 8th Jud. Cir., 5/1/2019; Cty. of McCormick v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 11th Jud. Cir., 5/1/2019; Cty. of Oconee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 10th Jud. Cir., 5/1/2019; Cty. of Pickens v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 13th Jud. Cir., 5/1/2019; Cty. of Spartanburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 7th Jud. Cir., 5/1/2019; Cty. of Sumter v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/1/2019; Cty. of Union v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 16th Jud, Cir., 5/1/2019; Cty. of York v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 16th Jud. Cir., 5/1/2019; W. Va. Univ. Hosps. Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Appalachian Reg’l Healthcare, Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Bluefield Hosp. Co., LLC v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Charleston Area Med. Ctr., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Davis Mem’l Hosp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Broaddus Hosp. Ass’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Webster Cty. Mem’l Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Grafton City Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Greenbrier VMC, LLC v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Monongalia Cty. Gen. Hosp. Co. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Preston Mem’l Hosp. Corp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Stonewall Jackson Mem’l Hosp. Co. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Oak Hill Hosp. Corp. d/b/a Plateau Med. Ctr. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Camden-Clark Mem’l Hosp. Corp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Charles Town Gen. Hosp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; City Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Potomac Valley Hosp. of W. Va., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Reynolds Mem’l Hosp. Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; St. Joseph’s Hosp. of Buckhannon, Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; United Hosp. Ctr., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; City

of Cambridge v. Purdue Pharma L.P., et al., Mass. Super. Ct., Middlesex Cty., 4/12/2019; Cty. of Ulster v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 4/10/2019; Cty. of Washington v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 4/1/2019; Town of Randolph v. Purdue Pharma L.P., et al., Mass. Sup. Ct., Suffolk Cty., 3/27/2019; Cty. of Montgomery v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 3/26/2019; Cty. of Herkimer v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 3/26/2019; State of New Mexico ex rel. Balderas v. Purdue Pharma L.P., et al., N.M. Dist. Ct, 1st Jud. Dist., Santa Fe Cty., 3/6/2019; Cty. of Lewis v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 2/26/2019; Cty. of St. Lawrence v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/30/2019; Jefferson Cty. v. Williams, et al., Mo. Cir. Ct., 23d Jud. Dist., Jefferson Cty., 1/29/2019; Franklin Cty. v. Williams, et al., Mo. Cir. Ct., 20th Jud. Dist., Franklin Cty., 1/29/2019; City of New York v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/16/2019; Cty. Comm’n of Mason Cty. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 1/11/2019; Cty. Comm’n of Barbour Cty. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 1/11/2019; Mayor Chris Tatum ex rel. Village of Barboursville v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 1/11/2019; Cty. Comm’n of Taylor Cty. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 1/11/2019; Cty. Comm’n of Webster Cty. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 1/11/2019; Mayor Don E. McCourt ex rel. Town of Addison aka Town of Webster Springs v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 1/11/2019; Cty. of Fulton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/8/2019; Cty. of Cortland v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/8/2019; Cty. of Ontario v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/8/2019; Cty. of Columbia v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 12/1/2018; Cty. of Monroe v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 12/1/2018; Cty. of Wyoming v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/28/2018; Cty. of Greene v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/28/2018; Cty. of Oswego v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/27/2018; Cty. of Schenectady v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/15/2018; Delaware Cty. v. Purdue Pharma L.P., et al., Pa. Ct. Com. Pl., Delaware Cty., 11/14/2018; Cty. of Carbon v. Purdue Pharma L.P., et al., Pa. Ct. Com. Pl., Delaware Cty., 11/14/2018; Carpenters Health & Welfare Fund of Phila. & Vicinity v. Purdue Pharma L.P., et al., Pa. Ct. Com. Pl., Delaware Cty., 11/14/2018; Cty. of Broome v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Erie v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Orange v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Dutchess v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Seneca v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Sullivan v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Johnson Cty. v. Abbott Labs, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 11/2/2018; City of Ithaca v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Rensselaer v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Saratoga v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Schoharie v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Westchester v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Genesee v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Niagara v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Hamilton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Franklin v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Schuyler v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Steuben v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Clinton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Tompkins v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Suffolk v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Nassau v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Monongalia Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 9/28/2018; Upshur Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 9/28/2018; Marion Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 9/28/2018; Doddridge Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 9/28/2018; Randolph Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 9/28/2018; Cty. of Dorchester v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 1st Jud. Cir., 6/19/2018; Brooke Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017; Hancock Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017; Harrison Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017; Lewis Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017; Marshall Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017; Ohio Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017; Tyler Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017; Wetzel Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017.

B.    Currently Scheduled Trial Dates In Pending State Court Cases as of March 5, 2021
•6/8/2021 if public health conditions permit – Cty. of Suffolk v. Purdue Pharma L.P., et al. and Cty. of Nassau v. Purdue Pharma L.P., et al., cases (both consolidated into In Re Opioid Litigation, N.Y. Sup. Ct., Suffolk Cty., Index No. 400000/2017).
•11/1/2021 – In re: Opioid Litigation, W. Va. Cir. Ct., Kanawha Cty.
•4/18/2022 – State of Nevada ex. rel. Ford v. McKesson Corp., et al., Nev. Dist. Ct., Clark Cty.
•5/16/2022 – The DCH Health Care Authority, et al., v. Purdue Pharma LP, et al., Ala. Cir. Ct., Conecuh Cty. (Trial limited to defendants’ liability for public nuisance)
•6/6/2022 – Jefferson Cty. v. Williams, et al., Mo. Cir. Ct., 23d Jud. Dist., Jefferson Cty.
•9/6/2022 – State of New Mexico ex rel. Balderas v. Purdue Pharma L.P., et al., N.M. Dist. Ct, 1st Jud. Dist., Santa Fe Cty.